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                                                                   Exhibit 10.42


                        ASSIGNMENT AND RELEASE AGREEMENT

         ASSIGNMENT AND RELEASE AGREEMENT, dated as of October 6, 1999 (this "Agreement"), by and between LTCB TRUST COMPANY (the "Assignor"), as Agent under the Credit Agreement (as defined below), and GENERAL ELECTRIC CAPITAL CORPORATION (the "Assignee"), individually and in its capacity as successor Agent.

                                  WITNESSETH:

         WHEREAS, the Assignor (i) has acted as Agent under that certain Loan Agreement, dated as of May 28, 1996 (as amended, the "Credit Agreement"), among Piedmont Coca-Cola Bottling Partnership, the Assignor, as Agent, and the banks, financial institutions and other entities party thereto;

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of the date hereof (the "Assignment and Assumption"), the Assignee has acquired all of the Loans and Commitments of the Assignor under the Credit Agreement;

         WHEREAS, in connection with the acquisition by the Assignee of all the Loans and Commitments of the Assignor under the Credit Agreement, the Assignor will resign as Agent pursuant to Section 10.08 of the Credit Agreement, and the Required Banks have informed the Assignor and the Assignee that they have appointed the Assignee, effective as of the Assignment Effective Date (as defined in the Assignment and Assumption) as the successor Agent under the Credit Agreement pursuant to Section 10.08 thereof; and

         WHEREAS, in connection with the resignation of the Assignor as Agent, the Assignee has requested that the Assignor enter into this Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   SECTION 1.

                          DEFINITIONS AND OTHER MATTERS

         Section 1.1 Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to such terms in the Credit Agreement.

         Section 1.2 The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and all section references herein are to this Agreement unless otherwise specified.

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         Section 1.3 All terms in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

                                   SECTION 2.

                              RESIGNATION OF AGENT

         Section 2.1 Confirmation of Resignation. The Assignor hereby confirms
                     ---------------------------
its resignation as Agent pursuant to Section 10.08 of the Credit Agreement, effective as of the Assignment Effective Date.

         Section 2.2 Confirmation of Appointment of Successor. The Assignor and
                     ----------------------------------------
the Assignee hereby confirm the appointment by the Required Banks of the Assignee, effective as of the Assignment Effective Date, to be successor Agent under the Credit Agreement pursuant to Section 10.08 thereof.

         Section 2.3 Acceptance by Successor. The Assignee hereby accepts its
                     -----------------------
appointment as successor Agent pursuant to Section 10.08 of the Credit Agreement, effective as of the Assignment Effective Date.

                                   SECTION 3.

                    EFFECTIVENESS OF AGREEMENT; MISCELLANEOUS

         Section 3.1 Conditions. This Agreement shall be and become effective as
                     ----------
of the date first above written upon (i) execution and delivery of this Agreement by each of the parties hereto and (ii) the occurrence of the Assignment Effective Date.

         Section 3.2 Headings. Headings used in this Agreement are for
                     --------
convenience only and shall not affect the construction of this Agreement.

         Section 3.3 Severability. Any provision of this Agreement which is
                     ------------
prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 3.4 Governing Law. The provisions of this Agreement shall be
                     -------------
governed by and construed in accordance with the law of the State of New York.

         Section 3.5 Counterparts. This Agreement may be executed via facsimile
                     ------------
and in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


LTCB TRUST COMPANY


By: /s/ Rebecca J.S. Silbert
   -----------------------------------
   Name:  Rebecca J.S. Silbert
   Title: SVP


GENERAL ELECTRIC CAPITAL CORPORATION

By:
   -----------------------------------
   Name:
   Title:

ACKNOWLEDGED AND AGREED TO BY:

PIEDMONT COCA-COLA BOTTLING PARTNERSHIP

By: /s/ Clifford M. Deal, III
   -----------------------------------
   Name:  Clifford M. Deal, III
   Title: Vice President and Treasurer

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